UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2012

THE ACTIVE NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35187	33-0884962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10182 Telesis Court, Suite 100 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

(858) 964-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2012, the Board of Directors (the “Board”) of The Active Network, Inc. (the “Company”) approved several changes to its executive leadership team. Effective September 28, 2012, David Alberga will transition from his position as Chief Executive Officer to Executive Chairman of the Company, focusing on strategic initiatives, lobbying activities and investor relations. The Board promoted Matthew Landa, the Company’s President, to Chief Executive Officer. Mr. Landa will continue to report to Mr. Alberga. The Board also promoted Darko Dejanovic, the Company’s Chief Technology, Product and Innovation Officer, to President. Mr. Dejanovic will continue to report to Mr. Landa.

In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K, the section of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2012, entitled “Directors, Executive Offices and Corporate Governance–Executive Officers” is incorporated by reference herein. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between either Mr. Landa or Mr. Dejanovic and any director or executive officer of the Company. With respect to the disclosure required by Item 404(a) of Regulation S-K, the section of the Company’s 2012 Proxy Statement, filed with the Securities and Exchange Commission on April 13, 2012, entitled “Certain Relationships and Related Party Transaction–Employee Relationships” is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 27, 2012, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	The Active Network, Inc. Press Release, dated September 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ACTIVE NETWORK, INC.

Date: September 27, 2012	/s/ Matthew Landa
Matthew Landa
President

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Active Network, Inc. Press Release, dated September 27, 2012.